UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2009

General Electric Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-6461	13-1500700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 8.01 Other Events

On January 27, 2009, General Electric Company (“GE”) issued a press release responding to Moody’s announcement that it would review the Aaa long-term ratings of GE and General Electric Capital Corporation for possible downgrade. A copy of GE’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being filed as part of this report:

Exhibit Description

99 Press release, dated: January 27, 2009, issued by General Electric Company

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Corporation
(Registrant)

Date: January 28, 2009	/s/ Jamie S. Miller
Jamie S. Miller
Senior Vice President and Controller

(3)